SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 28, 1998


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



      Delaware                     333-26073            52-1779791
  (State or Other Jurisdiction     (Commission         (I.R.S. Employer
     of Incorporation)             File Number)        Identification No.)


     919 18th Street, N.W.                              20006
      Washington, D.C.                                  (Zip Code)
    (Address of Principal
     Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 5.       Other Events

      A. The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-26073)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $21,663,508 in aggregate principal amount of its Guaranteed Agricultural Mortgage-Backed Securities, Series 1/28/98 (the "Certificates") on January 28, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated May 22, 1997 and the Prospectus Supplement dated January 23, 1998, to file a copy of the Issue
Supplement, attached hereto as Exhibit 4.3.6 , and a copy of the Terms Agreement, attached hereto as Exhibit 1.1.5. In addition, the Registrant is filing, as Exhibit 23.3.6 attached hereto, a consent by KPMG Peat Marwick LLP to the use of their report incorporated into the Registration Statement by reference and to the reference to KPMG Peat Marwick LLP as experts on page S-3 of the Prospectus Supplement.

      The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.3 to the Registration Statement), dated as of June 1, 1996 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement, dated as of January 1, 1998.

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  1.1.5. Terms Agreement, dated as of January 23, 1998, among Farmer Mac Mortgage Securities Corporation, Federal Agricultural Mortgage Corporation and Bear, Stearns & Co., Inc.

                  4.3.6. Issue Supplement, dated as of January 1, 1998, among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee.

                 23.3.6.      Consent of KPMG Peat Marwick LLP.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:         /s/ Christopher A. Dunn
                                    Name:       Christopher Dunn
                                    Title:      Vice President




Dated:  January 28, 1998

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.

1.1.5.                        Terms Agreement.

4.3.6.                        Issue Supplement.

23.3.6.                       Consent of KPMG Peat Marwick LLP

                                                                   EXHIBIT 1.1.5


                                 Terms Agreement

                                                                       EXECUTION


                  FARMER MAC MORTGAGE SECURITIES CORPORATION
              Guaranteed Agricultural Mortgage-Backed Securities
                                 Series 1/28/98
          Guaranteed by the Federal Agricultural Mortgage Corporation

                                 TERMS AGREEMENT
                           (to Underwriting Agreement,
                              dated June 26, 1996,
               among the Company, Farmer Mac and the Underwriter)


Farmer Mac Mortgage Securities Corporation                    January 23, 1998
919 18th Street, N.W.
Washington D.C. 20006

Federal Agricultural Mortgage Corporation
919 18th Street, N.W.
Washington D.C. 20006

            Bear, Stearns & Co. Inc. (the "Underwriter") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase the Classes of Series 1/28/98 Certificates specified in Section 1(a) hereof (the "Offered Certificates"). This Terms Agreement supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series 1/28/98 Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No. 333-26073). Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement or Trust Agreement, as applicable.

            Section 1. The Qualified Loan Pools: The Qualified Loan Pools shall have the characteristics described in the Prospectus Supplement.

            Section 2. The Certificates: The Offered Certificates shall be issued as follows:

            (a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in the Prospectus
      Supplement:


                                                           Class Purchase
    Class        Original Principal    Pass-Through       Price Percentage
                    Amount                Rate        (net of Underwriting fees)

  Pool AS1020        $15,689,508            (1)              101.296875
  Pool CS1016          5,974,000            (1)              100.453125


(1) On each applicable Distribution Date, the Pass-Through Rate for each Class of Certificates will be a rate per annum equal to the weighted average of the Net Mortgage Rates for the Qualified Loans in the related Pool. It is expected that the Pass-Through Rates for the initial Interest Accrual Periods for each Class of Certificates will be as follows: Pool AS1020, 7.080%; and Pool CS1016, 6.726% per annum.

            (b) The Offered Certificates shall have such other characteristics as described in the related Final Prospectus.

            Section 3. Purchase Price: The Purchase Price for each Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (as set forth in Section 2(a) above) plus accrued interest at the applicable initial Pass-Through Rate per annum of each such Class from and including the Cut-off Date up to, but not including, September 24, 1997 (the "Closing Date").

      In the event that proceeds to the Underwriter from its distribution of any Class of Certificates exceed the applicable Class Purchase Price Percentage shown above, the Purchase Price for the applicable Class of Certificates shall be increased according to the following formula:

            (a) With respect to Pool AS1020, the Purchase Price will equal (i) the applicable Class Purchase Price Percentage set forth in Section 2(a) above, plus (ii) the difference between (x) the actual price of the applicable Class of Certificates calculated at the spread to the then current interpolated Treasury security yield having a remaining term to maturity of 11.93 years and (y) the price of such Class of Certificates calculated at a spread of 0.75% over such interpolated Treasury security yield, less (iii) an underwriting spread of 0.375%; and

            (b) With respect to Pool CS1016, the Purchase Price will equal (i) the applicable Class Purchase Price Percentage set forth in Section 2(a) above, plus (ii) the difference between (x) the actual price of the applicable Class of Certificates calculated at the spread to the then current interpolated Treasury security yield having a remaining term to maturity of 4.69 years and (y) the price of such Class of Certificates calculated at a spread of 0.55% over such interpolated Treasury security yield, less (iii) an underwriting spread of 0.250%.

            Section 4.  Tax Treatment:    No  election  will be made to  treat
the Trust Fund, or any portion thereof, as a REMIC.

                                 *  *  *  *  *

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Underwriter, Farmer Mac and the Company.

                                    Very truly yours,

                                    BEAR, STEARNS & CO. INC.



                                       By:
                                            Name:
                                            Title:



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


FEDERAL AGRICULTURAL MORTGAGE CORPORATION
FARMER MAC MORTGAGE SECURITIES CORPORATION


By:   /s/ Christopher A. Dunn
      Name:  Christopher A. Dunn
      Title: Vice President

                                EX-4
                           Issue Supplement



                                                                   EXHIBIT 4.3.6
                                Issue Supplement

                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                ISSUE SUPPLEMENT
                           Dated as of January 1, 1998

                               TO TRUST AGREEMENT
                               FOR GRANTOR TRUSTS
                            Dated as of June 1, 1996

                                       for

              GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

      Series Designation                              Issue Date
       Series 1/28/98                               January 28, 1998


      THIS ISSUE SUPPLEMENT accompanies and supplements a certain Trust Agreement for Grantor Trusts, dated as of June 1, 1996 (the "Trust Agreement"), among the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac"), Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Depositor") and First Trust National Association, a national banking association (the "Trustee"). Unless otherwise specified, certain capitalized terms are defined in such Trust Agreement and shall have the meanings so defined.

      The collective terms of such Trust Agreement and this Issue Supplement shall govern the composition of the Trust Fund, the beneficial ownership of which is evidenced by the Series of Certificates having the above designation, and have no applicability to any other Trust Fund. If any provision of this Issue Supplement conflicts with or contradicts a provision of the Trust Agreement, the provisions of this Issue Supplement shall control.

      The Depositor, does hereby transfer, assign, set over and otherwise convey to the Trustee for the Holders of Certificates evidencing beneficial ownership interests in the Trust Fund established hereby (i) all of the Depositor's right, title and interest in and to the Qualified Loans identified in the Qualified Loan Schedule attached as Schedule I hereto, including all payments of principal and interest thereon received after January 1, 1998 (the "Cut-Off Date") other than payments of principal due and interest accruing on or before the Cut-off Date and (ii) all of the Depositor's rights, as assignee of Farmer Mac, under each Loan Sale Agreement providing for the sale of the Qualified Loans identified in the Qualified Loan Schedule attached as Schedule I hereto, including, but not limited to, the right to enforce the representations and warranties therein against the related Seller.

     Section 1. Certain Defined Terms Inapplicable. The following terms defined in Section 1.01 of the Trust Agreement shall have no applicability to the Series of Certificates authorized hereby: "Class Notional Principal Balance," "Interest Only Certificates," "Interest Only Class," "Notional Principal Balance", "Participation Certificate", "Special Distribution Date" and "Special Record Date."

     Section 2. Certain Defined Terms Redefined.  The following terms defined in
Section 1.01 of the Trust Agreement are modified to have the following meanings for the Series of Certificates authorized hereby:

      Certificate: A Guaranteed Agricultural Mortgage-Backed Security, which, in the case of all Classes of Certificates, shall be issued in book-entry form and maintained in the name of a record owner as an entry on the books of a Reserve Bank under a designation specifying the Series, Class and denomination thereof.

     Certificate   Distribution   Amount:   With   respect  to  each  Class  and
Distribution Date, the sum of

            (a) all interest accrued at the related Certificate Interest Rate during the preceding Interest Accrual Period for such Class on the Class Certificate Principal Balance thereof immediately preceding such Distribution Date; and

            (b) the Principal Distribution Amount on such date for the Qualified Loan Pool bearing the same alpha-numerical designation as such Class.

      Certificate Interest Rate: For each Class and Distribution Date, a variable rate per annum equal to the weighted average (by Scheduled Principal Balance) carried to three decimal places, rounded down, of the Net Mortgage Rates of the Qualified Loans in the Qualified Loan Pool bearing the same alpha-numerical designation as such Class.

      Certificate Principal Balance: As to any Certificate, prior to the related initial Distribution Date, the Denomination thereof and, subsequent to such initial Distribution Date, the Denomination thereof multiplied by the then applicable Certificate Principal Factor.

      Certificate Principal Factor: As to any date of determination and as to any Class of Certificates, a fraction the numerator of which is (i) the aggregate of the Denominations of all Certificates of such Class minus (ii) the aggregate amount of all Principal Distribution Amounts, if any, distributed thereto prior to such date of determination and the denominator of which is the aggregate of the Denominations of all Certificates of such Class.

     Certificateholder or Holder: As to any Certificates, the record owner on the appropriate Reserve Bank's books.

     Class  Certificate   Principal  Balance:  With  respect  to  any  Class  of
Certificates, at any time, the aggregate of the Certificate Principal Balances of all Certificates of such Class.

      Distribution Date: As to each Class, the 25th day of each month specified in the table below (or if such 25th day is not a Business Day, the Business Day immediately following), commencing on the date specified:

                            Month of Each
        Class               Distribution Date        Initial Distribution Date

        AS1020         January and July             July 25, 1998
        CS1016         January and July             July 25, 1998

      Due Period: With respect to any Qualified Loan Pool and Distribution Date, the period beginning immediately following the preceding Due Period (or the day immediately following the Cut-Off Date in the case of the initial Distribution
Date) and ending on and including the first day of the month of such Distribution Date.

     Final Distribution Date: As to any Class, the Distribution Date specified as such for such Class in Section 4 hereof.

     Prepayment Period: As to each Qualified Loan Pool and Distribution Date, the preceding Due Period for such Qualified Loan Pool.

     Principal Distribution Amount: With respect to each Qualified Loan Pool and Distribution Date, the sum of

            (a) all Curtailments received with respect to the Qualified Loans in such Qualified Loan Pool during the preceding Prepayment Period for such Qualified Loan Pool;

            (b) the Scheduled Principal Balance of each Qualified Loan in such Qualified Loan Pool which was the subject of a Principal Prepayment in Full during the preceding Prepayment Period or which became a Liquidated Qualified Loan (or which was repurchased from the Trust Fund as permitted or required pursuant to the Trust Agreement) during such preceding Prepayment Period for such Qualified Loan Pool;

            (c) the principal component of each Installment Payment (including any Balloon Payment) due in respect of each Qualified Loan included in such Qualified Loan Pool during the preceding Due Period for such Qualified Loan Pool; and

            (d) if such Distribution Date is the Final Distribution Date for the related Class of Certificates, any amount by which the Class Certificate Principal Balance therefor would be greater than zero after distribution of the amounts specified in (a) - (c) above.

      Qualified Loan Schedule: As of any date of determination, the schedule of Qualified Loans included in the Trust Fund, separately identifying each Qualified Loan Pool, the Field Servicer's Fee and Administrative Fee for each Qualified Loan. The initial schedule is attached as Schedule I hereto.

     Section 3. Defined Terms Applicable to Issue Supplement. Whenever used in this Issue Supplement, the following words and phrases shall have the following meanings:

     Administrative Fee: The per annum rate identified as such for each Qualified Loan set forth in the Qualified Loan Schedule.

      Central Servicer: With respect to any Qualified Loan either Equitable Agri-Business, Inc., a Delaware corporation, or Zions First National bank, a national bank, as identified in the Qualified Loan Schedule.

     Central Servicing Fee Rate: An amount as described in the supplement to the Servicing Contract between Farmer Mac and the applicable Central Servicer.

      Closing Date:  January 28, 1998.

      Collected Prepayment Premiums: With respect to each Class of Certificates and Distribution Date, the aggregate of Prepayment Premiums received during the preceding Due Period by the Central Servicer, in each case, in respect of the Qualified Loan Pool bearing the same alpha-numerical designation as such Class.

      Cut-Off Date: January 1, 1998.

     Field Servicer's Fee: The per annum rate identified as such for each Qualified Loan set forth in the Qualified Loan Schedule.

      Guarantee Fee:  0.50% per annum.

      Interest Accrual Period: As to each Class and Distribution Date, the period from the first day of the month of the preceding Distribution Date (or in the case of the initial Distribution Date for a Class, from the Cut-off Date) to and including the last day of the month preceding the month of such Distribution Date.

      Liquidated Qualified Loan: Any defaulted Qualified Loan as to which Farmer Mac has determined that all amounts it expects to recover from or on account of such Qualified Loan have been recovered.

      Net Mortgage Rate: As to each Qualified Loan, the Mortgage Rate thereon less the sum of (i) the Administrative Fee and (ii) the Field Servicer's Fee for such loan.

      Net Prepayment Premium: As to each Qualified Loan and each Collected Prepayment Premium recovered thereon, the amount of the related prepayment premium or yield maintenance charge calculated on the basis of the Net Mortgage Rate rather than the Mortgage Interest Rate of the related Qualified Loan.

     Qualified Loan Pool: Each of the two groups of Qualified Loans identified in the Qualified Loan Schedule.

      Termination Percentage:  One percent.

      Termination Price: The sum of 100% of the unpaid principal balance of each outstanding Qualified Loan and any REO Qualified Loan plus accrued and unpaid interest thereon at the applicable Mortgage Rate (less any amounts constituting previously unreimbursed advances).

      Section 4. Classes of Certificates; Distributions on Certificates. The Series of Certificates authorized by the Trust Agreement and this Issue
Supplement shall be divided into two Classes of Certificates having the terms and provisions hereinafter set forth. The Class designations, original Class Certificate Principal Balances and Final Distribution Dates shall be as follows:


                               Original Class
           Designation          Certificate        Final Distribution
                             Principal Balance              Date

           Class AS1020          $15,689,508        January 25, 2013
           Class CS1016            5,974,000        January 25, 2003

      On each Distribution Date for a Class of Certificates, Farmer Mac shall distribute the related Certificate Distribution Amount and any Net Prepayment Premiums for such Class to the Certificateholders of such Class as of the related Record Date. Amounts distributed in respect of clause (b) of the definition of Certificate Distribution Amount shall be applied in reduction of the Certificate Principal Balances of the Certificates. All distributions of the Certificate Distribution Amount and any Net Prepayment Premiums for a Class shall be applied on a pro rata basis among the Certificates of such Class. Net Prepayment Premiums shall not be applied to accrued certificate interest on or to reduce the Certificate Principal Balance of any Certificate.

      Section 5. Form and Denominations. The Certificates shall be issued in book-entry form as provided in Section 3.02(a) of the Trust Agreement; interests therein shall be held in minimum Denominations of $1,000 and integral multiples of $1 in excess thereof.

      Section 6. Servicing Compensation. For any Distribution Date, as compensation for its activities and obligations under the Trust Agreement and hereunder, the Master Servicer shall be entitled to retain the excess of (i) any Collected Prepayment Premium for such Distribution over (ii) any Net Prepayment Premium for such Distribution Date.

     Section 7. Collection of Certain Qualified Loan Payments. Section 4.05 of the Trust Agreement is amended by restating clause (v) thereof in its entirety as follows:

     "(v) Any Net Prepayment Premiums collected on the Qualified Loans."

     Section 8. Termination of the Trust Fund. Section 9.01 of the Trust Agreement is restated in its entirety as follows:

            "The respective obligations and responsibilities of Farmer Mac and the Trustee created hereby shall terminate upon the distribution to all Holders of all amounts required to be distributed hereunder upon (i) the repurchase by Farmer Mac of all Qualified Loans and REO Property remaining in the Trust Fund at the Termination Price, (ii) the final payment of the last Qualified Loan and/or REO Property remaining in the Trust Fund; or
      (iii) distribution by Farmer Mac pursuant to the Farmer Mac Guarantee on the Final Distribution Date for the Class of Certificates having the latest Final Distribution Date of an amount sufficient to reduce the Class Certificate Principal Balance of such Class to zero; provided, however, that in no event shall any trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the Cut-Off Date.

            The right of Farmer Mac to repurchase all Qualified Loans and REO Property in the Trust Fund pursuant to clause (i) above shall be subject to the aggregate Scheduled Principal Balances of the Qualified Loans being less than the Termination Percentage of the Scheduled Principal Balances thereof as of the Cut-Off Date. Any such repurchase shall take place on a Distribution Date for any then outstanding Class (regardless of whether such Distribution Date constitutes a Distribution Date for all such Classes of Certificates), and the proceeds of any such repurchase shall be distributed to Holders of the applicable Classes of Certificates on such Distribution Date, pro rata, in the first instance in respect of accrued interest and then, as a distribution of principal.

            In connection with any such termination, Farmer Mac shall make available to financial publications and electronic services notice for the benefit of Holders of Certificates to the effect that the final distribution will be made on the Distribution Date therein specified to Certificateholders of record on the applicable Record Date."

     Section 9. Intended Classification. A new Section 11.06 is added to the Trust Agreement as follows:

     "Section 11.06. Intended Classification. It is intended that the Trust Fund be classified for federal income tax purposes as an `investment trust' within the meaning of Treasury Regulation 301.7701-4(c), and notwithstanding anything to the contrary herein, the provisions of this Agreement shall be applied and interpreted in a manner consistent with such intention, including, without limitation, so as to circumscribe any right to exercise discretion granted to Farmer Mac herein as to matters relating to the Qualified Loans."

                             * * * * * * * * * * *

      IN  WITNESS  WHEREOF,   the  parties  hereto  hereby  execute  this  Issue
Supplement, as of the day and year first above written.

                                          FEDERAL AGRICULTURAL
                                            MORTGAGE CORPORATION

                                          FARMER MAC MORTGAGE
                                            SECURITIES CORPORATION
 [SEAL]

                                          By:   /s/ Christopher A. Dunn
                                                Christopher A. Dunn
Attest:     Jerome G. Oslick                    Vice President





                                          FIRST TRUST NATIONAL
                                            ASSOCIATION, as Trustee
[SEAL]

                                          By:   /s/ Eve D. Kaplan
                                                Eve D. Kaplan
Attest:     Mark E. LeMay                       Vice President

                                                                  EXHIBIT 23.3.6

                        Consent of KPMG Peat Marwick LLP

The Board of Directors
Federal Agricultural Mortgage Corporation

We consent to the use of our report incorporated herein by reference and to the reference to our firm as experts on page S-3 of the Prospectus Supplement dated January 23, 1998.


                                          /s/ KPMG Peat Marwick

Washington, D.C.
January 23, 1998